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                      Prudential Europe Growth Fund, Inc.
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                       SUPPLEMENT DATED October 10, 2000
                         PROSPECTUS DATED June 30, 2000

The following replaces the information contained in the Prospectus on page 14 under 'How the Fund is Managed--Investment Adviser':

   Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. Jennison has served as an investment adviser since 1969 and has advised mutual funds since 1990. As of June 30, 2000, Jennison managed approximately $63.5 billion in assets. PIFM has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services.

The following replaces the information contained in the Prospectus on page 15 under 'How the Fund is Managed--Portfolio Manager':

   The Fund is managed by Blair Boyer. Mr. Boyer has managed international equity portfolios since 1989.

   Blair Boyer is an Executive Vice President of Jennison and has been with Jennison since 1993. Mr. Boyer received a B.A. from Bucknell University and an M.B.A. from New York University.
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